August 1, 2006 2006 KBW Seventh Annual Community Bank Investor Conference July 31 - August 2, 2006 Steven Lewis CEO Paul Musgrove CFO Exhibit 99.1

Forward-looking Statements
When used in this presentation, or future presentations or other public or shareholder communications, in filings by First Place Financial Corp. (the Company) with the Securities and
Exchange Commission, or in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,”
“estimate,” “project” or similar expressions are intended to identify “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the
Company’s actual results to be materially different from those indicated. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the market areas the Company conducts business, which could materially impact credit quality trends, changes in laws, regulations or policies of regulatory agencies, fluctuations in interest rates, demand for loans in the market areas the Company conducts business, and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

•
$3.1 billion in assets
•
$401 million market cap at 6/30/06
•
Four-state market:  Ohio, Michigan, Pennsylvania, Indiana
•
34 branches
•
14 loan offices
•
2 business financial centers
•
Market share leader in primary markets
•
Diversified bank:  commercial, retail, consumer, insurance,
wealth management, and real estate
•
Ticker Symbol: FPFC
First Place Corporate Profile

•
Expand into higher-growth markets
•
Build infrastructure for excellence
•
Enhance balance sheet for greater profitability
•
Diversify revenue opportunities
•
Maintain excellent asset quality
•
Execute above peer median financial results
•
Deliver outstanding results to shareholders
First Place Core Strategy

Transition to a High-Performing Commercial Bank

The Historical Transition Timeline
•
1999:  Listed on Nasdaq: FPFC
•
2000:  Doubled in asset size
Acquisitions: Date Assets
Ravenna Savings Bank May 2000 $194 MM
FFY Financial Corp. (MOE)    December 2000 $668 MM
•
2002 & 2003: Restructured balance sheet
–
Reduced fixed rate real estate loans
–
Increased core deposits
–
Shifted investments into higher-yielding assets
–
Grew commercial portfolio
•
2004: Expanded into Oakland County, MI
Acquisition: Date Assets
Franklin Bancorp May 2004 $536 MM
•
2006: Expanded into Lorain County, OH
Acquisition: Date Assets
Northern Savings & Loan
June 2006 $360 MM

The Future Transition Process
LPO Network
•
Leverage existing LPO network to enhance non-interest fee income and provide diversified asset generation opportunities
Bank Acquisitions
•
Within FPFC’s 4-state footprint
•
Accretive to EPS in first full year
•
Assist in transformation into a commercial bank
Branch Expansion
•
Sustainable and measured growth in 4-state footprint
•
24-36 months minimum profitability requirement
Diversification
•
Fee-based businesses
•
Increase non-interest income as a percent of revenue

FIRST PLACE FINANCIAL CORPORATION

Midland
Bay City
Saginaw
Muskegon
East Lansing
Lansing
Pontiac
Rochester Hills
Kalamazoo
Portage
Jackson
Novi
Taylor
Detroit
Elkhart
Fort Wayne
Findlay
Lima
Cleveland
Mentor
Akron
Canton
Mansfield
Kokomo
Muncie
Anderson
Indianapolis
Springfield
Newark
Lancaster
Richmond
Dayton
Middletown
Covington
Huntington
Charleston
Lexington-Fayette
Copyright (C) 2006 SNL Financial LC. All rights reserved
0
93.7 mi

Expand into Higher-growth Markets 34 retail locations in Ohio and Michigan Network of 14 LPOs in OH, MI, and IN APB Financial Group in PA 2 Business Financial Services Centers 7

Mortgage Banking
$8
$261
$146
$623
$1,038
$1,292
$1,387
$999
$464
$680
$900
$997
$161
$1,359
2000 2001 2002 2003 2004 2005 2006
Sales Originations
Fiscal year ending 6/30
($ in millions)
79% of 2006 Originations from LPOs

Recent Bank Acquisition:
Northern Savings & Loan Company
•
Ohio-chartered savings association with 6 full service locations in Lorain County, Ohio
•
Assets of $360 MM
•
Closed in June, 2006
•
Accretive to EPS in first full year
–
Price/Tangible book of 164%
–
Core deposit premium of 11.9%
–
Price/ LTM earnings of 25.2X

Northern Savings: Strategic Rationale
•
Natural branch fill-in between Ohio and Michigan
•
Access to $254 million (at 6/27/06) of low-cost
deposits (wt. avg. cost = 2.94%)
•
Estimated cost savings and revenue enhancements
of $3.1 million
•
Expansion of retail platforms and commercial lending
opportunities

Northern Savings: Deposit Detail
CD's
56.20%
Money Market
17.04%
Savings
13.64%
NOW
10.47%
Non-interest DDA
2.65%
Northern Deposit value as of 6/27/2006:  $254 Million

Deposit Mix as of June 27, 2006

FIRST PLACE
FINANCIAL CORPORATION

FIRST PLACE

FRANKLIN BANK

Branch Expansion

Goal: Core deposit growth
•
Sustainable growth in 4-
state footprint
•
24-36 months minimum
profitability requirement
Regional banking center — Livonia, Michigan
Shelby, Michigan
Howland, Ohio

•
Expand into higher-growth markets
•
Build infrastructure for excellence
•
Enhance balance sheet for greater profitability
•
Diversify revenue opportunities
•
Maintain excellent asset quality
•
Execute above peer median financial results
•
Deliver outstanding results to shareholders
First Place Core Strategy

Transition to a High-Performing Commercial Bank

Building an Infrastructure for Excellence • Strong management team • Flexible and effective organizational structure • Effective incentives • Development of sales culture 14

Infrastructure:
A Strong Management Team
•
Steven Lewis, Chief Executive Officer 22
•
Albert Blank, Chief Operating Officer 21
•
Paul Musgrove, Chief Financial Officer 13
•
Craig Johnson, Michigan Regional President 23
•
Kenton Thompson, Ohio Regional President 26
•
Bruce Wenmoth, Corporate EVP, Consumer Banking     22
•
Dominique Stoeber, Corporate EVP, Retail Banking 15
•
Tim Beaumont, Corporate EVP, Chief Credit Officer 25
Years in Banking

Infrastructure:
Building A Sales Culture
•
Driven from bottom up
•
All Encompassing
–
sales staff, back office, and affiliates
•
Corporate Service Promises
•
Measurement Process
–
daily, weekly, monthly, quarterly, annually
•
Creative Recognition of Service/Sales Excellence

Incentive Compensation
Drives Performance
•
20 Commercial Lenders with an average of 19 years of
experience
•
Employees have goals in four categories:
–
Profitability
–
Growth
–
Asset quality
–
Client service
•
All receive monthly scorecards on performance

•
Expand into higher-growth markets
•
Build infrastructure for excellence
•
Enhance balance sheet for greater profitability
•
Diversify revenue opportunities
•
Maintain excellent asset quality
•
Execute above peer median financial results
•
Deliver outstanding results to shareholders
First Place Core Strategy

Transition to a High-Performing Commercial Bank

Transitioning the Balance Sheet

Change in Asset Mix from 2000:
• Consumer loans declined from 62.5% to 48.0%
• Commercial loans grew from 5.1% to 27.5%
Change in Deposit Mix from 2000:
• CDs declined from 59.0% to 45.7%
• Non-interest DDAs  grew from 1.8% to 10.9%
• Core deposits = 82% of total deposits
To Higher Yield Loans
To Higher Yield Loans
To Core Deposits
To Core Deposits
0%
20%
40%
60%
80%
100%
2000 2001 2002 2003 2004 2005 2006
Other Investments Consumer Commercial
0%
20%
40%
60%
80%
100%
2000 2001 2002 2003 2004 2005 2006
CD's Money Market Savings NOW Non-interest DDA

Asset Growth:  CAGR* = 22.6%
$747
$1,052
$1,593 $1,591
$1,559
$2,247
$2,499
$3,113
$0
$600
$1,200
$1,800
$2,400
$3,000
$3,600
1999 2000 2001 2002 2003 2004 2005 2006
Organic Growth* = 7.5%
Organic Growth* = 7.5%
($millions)
FYE 6/30:
* CAGR = 7 years * CAGR = 7 years

4% 18% 36% 15% 18% 16% 81% 64% 48% Commercial Consumer Real Estate A Changing Loan Mix Becoming More Bank-Like June 30, 1999 June 30, 2003 21 June 30, 2006 First Place Loan Portfolio

A Diversified Loan Portfolio

Loan portfolio value as of 6/30/2006:  $2.351 Billion
Loan Portfolio Mix as of June 30, 2006
Commercial Real
Estate
17%
Consumer
1%
HELOC
7%
Home Equity
9%
Multi-Family Real
Estate
4%
C & I
16%
Franklin Line
1%
Residential
45%

First Place:
The Bank That Means Business
$856
$716
$494
$160
$116
$120
$54
2000 2001 2002 2003 2004 2005 2006
Fiscal year ending 6/30
($ in millions)
Commercial Loans
Commercial Loans
•
Mortgage and
Commercial LPOs
•
Bank-within-a-bank
•
Regional Business
centers
•
20 commercial lenders

A leader in our markets for full-service commercial banking
CAGR* = 58.5%
* CAGR = 6 years

C & I - 42%
Multi-Family  -  11%
Franklin Line - 2%
Commercial Real Estate
-  45%
Commercial Loan Diversification

Commercial loan total as of 6/30/2006: $856 Million
Commercial Loan Mix as of June 30, 2006

Commercial Loans By State 52. 8% Michigan 5.4% Indiana 38.6% Ohio 1.4% Pennsylvania 25

$511
$867
$936
$938
$1,350
$1,405
$1,697
2000 2001 2002 2003 2004 2005 2006
Core Deposit Growth
Core deposit growth
strategies:
•
Business core deposits:
•
Adopt Michigan business
strategy in Ohio
•
Consumer core deposits:
•
2 new branches in SE
Michigan over next 12
months
•
2 branches (1 in Ohio & 1
in Michigan) will transition
to new locations over next
12 months
Fiscal year ending 6/30  ($ in millions)

CAGR* =  22.2%
* CAGR = 6 years
Core Deposits
Core Deposits
Core deposits are defined as total deposits minus all CDs over $100K

$429
$587
$1,019
$1,061
$1,108
$1,559
$1,709
$2,061
$0
$600
$1,200
$1,800
$2,400
1999 2000 2001 2002 2003 2004 2005 2006
Deposit Growth:  CAGR* = 25.1%
Organic Growth* = 8.9%
Organic Growth* = 8.9%
($millions)
FYE 6/30:
* CAGR = 7 years * CAGR = 7 years

Core Deposits = 82% of Total Deposits
Deposit Mix as of June 30, 2006
Deposit value as of 6/30/2006:  $2.061 Billion

CDs over 100K
17.66%
Money Market
24.82%
Savings
11.75%
NOW
6.83%
Non-interest DDA
10.91%
CDs under 100K
28.04%

•
Expand into higher-growth markets
•
Build infrastructure for excellence
•
Enhance balance sheet for greater profitability
•
Diversify revenue opportunities
•
Maintain excellent asset quality
•
Execute above peer median financial results
•
Deliver outstanding results to shareholders
First Place Core Strategy

Transition to a High-Performing Commercial Bank

FIRST PLACE®
FINANCIAL CORPORATION

FIRST PLACE
INSURANCE

COLDWELL BANKER
FIRST PLACE
REAL ESTATE

TitleWorks
AGENCY, LLC

FIRST PLACE®
INVESTMENT SERVICES

Diversified Business Line 30

$8.9
$13.5
$19.1
$72.0
$48.2
$44.1
$44.7
$38.6
$25.8
$22.4
$78.4
$2.4
$22.0
$24.0
$2.0
$29.9
$0
$20
$40
$60
$80
$100
$120
1999 2000 2001** 2002 2003 2004 2005** 2006
Net interest Income Non-interest Income
Total Operating Revenue Growth* :  CAGR = 24%
Non-interest Income Growth* = 47%
Non-interest Income Growth* = 47%
($millions)
FYE 6/30:
$24.4
$28.2
$47.5
$58.2
* CAGR = 7 years 1999-2006
$63.2
$70.2

$96.0
$108.3
**Adjusted for one time charges:  2001, $4.8MM in restructuring losses associated with FFY merger and 2005,
$5.2MM for an impairment of securities and a $1.0MM for nontaxable life insurance proceeds

•
Expand into higher-growth markets
•
Build infrastructure for excellence
•
Enhance balance sheet for greater profitability
•
Diversify revenue opportunities
•
Maintain excellent asset quality
•
Execute above peer median financial results
•
Deliver outstanding results to shareholders
First Place Core Strategy

Transition to a High-Performing Commercial Bank

Maintain Excellent Asset Quality
•
Loan production and underwriting are separated
•
Commercial loan officers have rapid access to decision-
makers
•
Approval process is compressed yet efficient
•
Aggregate in-house limit is $15 million
•
Aggregate internal and external loan review process

Delinquent Loans/ Loans
3.13%
2.12%
1.98%
1.19%
1.07%
1.22%
2001 2002 2003 2004 2005 2006
Asset Quality
Net Charge-offs/ Average Loans
0.40%
0.33%
0.29%
0.23%
0.11%
0.12%
2001 2002 2003 2004 2005 2006

NPAs/ Assets
0.97%
0.79%
0.88%
0.65%
0.62%
0.66%
2001 2002 2003 2004 2005 2006
Loan Loss Reserves/ Loans
0.97%
1.04%
1.07%
1.10%
1.00%
0.95%
2001 2002 2003 2004 2005 2006

•
Expand into higher-growth markets
•
Build infrastructure for excellence
•
Enhance balance sheet for greater profitability
•
Diversify revenue opportunities
•
Maintain excellent asset quality
•
Execute above peer median financial results
•
Deliver outstanding results to shareholders
First Place Core Strategy

Transition to a High-Performing Commercial Bank

First Place Strategic Goal:

Complete transformation to a diversified financial services company
< 0.65%
< 0.20%
> 6.50%
> 1.00%
> 10.00%
> 13.50%
< 60%
> 11%
>10%
>15%/ 14%
>11%/ 10%
-
-
-
2007 Strategic Plan
25%
13%
28%/ 20%
21%/ 21%
18%
28%
11%
Growth:                             Assets
Core EPS
Loans / Commercial Loans
Deposits/ Core Deposits
Operating Revenue
Non-interest Income/ Revenue
Non-Interest Expense
0.66%
0.12%
6.85%
Asset quality:        NPAs/Assets
NCOs
Tang Equity/Tang Assets
0.94%
9.89%
13.76%
57.5%
Performance:             Core ROA
Core ROE
Core ROTE
Core Efficiency*
FY 2006
* Excludes CDI amortization

Year-To-Date Performance: LTM
0.66
0.12
6.85
0.94
9.89
13.76
57.50
3.29
3,113
24,457
1.65
1,359,000
856,129
1,697
108,342
65,977
FY 2006
+ 4 bp
+ 1 bp
0 bp
+ 5 bp
+ 53 bp
+ 6 bp
- 194 bp
- 4 bp
24.6%
14.6%
13.0%
-2.0%
19.6%
20.8%
18.0%
7.2%
Variance
2,499
21,343
1.46
1,386,800
715,903
1,405
91,800
61,546
Growth:                   Assets ($MM)
Core Net Income ($M)
Core EPS ($)
Mortgage Originations ($M)
Commercial Loans ($M)
Core Deposits ($MM)
Operating  Revenue ($M)
Core Non-Interest Expense ($M)
0.62
0.11
6.85
Asset quality:  NPAs/Assets (%)
NCOs/Loans (%)
Tang Equity/Tang Assets (%)
0.89
9.36
13.70
59.44
3.33
Performance:        Core ROA (%)
Core ROE (%)
Core ROTE (%)
Core Efficiency* (%)
NIM (%)
FY 2005

*Excludes CDI Amortization

$25.3
$26.3
$26.5
$27.9
$27.6
$16.0
$16.1
$16.5
$16.7
$16.6
4Q'05 1Q'06 2Q'06 3Q'06 4Q'06
Operating Revenue Non-interest Expense
Operating Revenue versus Core Non-interest Expense

Values in millions
CAGR = 3.7%
CAGR = 9.2%

Impact of Northern Merger*
6/30/2006
4Q2006
$ .12 Impact of Merger
$ .02
Provision for Loan Loss
$ .10
Merger, Restructuring
Charges Related to Northern Merger
$ .30 Gap Income

*Per Diluted shares outstanding

Net Income to Core Net Income*
$.40 $5,918 $.43 $6,326 $.41 $6,046 $.42 $6,167 $.41 $5,955
Core Earnings
$.10
$.30
$1,413 - - - - - - - -
Merger, integration
and restructuring,
net of tax
14,950
$4,505
6/30/2006
4Q2006
$.43 $.41 $.42 $.41
3/31/2006
3Q2006
12/31/2005
2Q2006
9/30/2005
1Q2006
6/30/2005
4Q2005
14,841 14,780 14,710 14,639
Avg. Diluted Shares
Outstanding
$6,326 $6,046 $6,167 $5,955
GAAP Net Income

*Values in thousands and per Diluted share

$1.29
$0.72
$1.65
$1.20
$1.46
$1.16
2001 2002 2003 2004 2005 2006
Core Diluted EPS
Diluted EPS:  2001-2006
$1.30
$1.09
$0.54
$1.16
$1.55
$1.29
2001 2002 2003 2004 2005 2006
GAAP Diluted EPS

2001:  11,784 2002:  14,035
2003:  12,967
2004:  12,972
2005:  14, 623
Average Diluted Shares Outstanding (thousands):
2006:  14,821
Fiscal Year Ended: 6/30
CAGR* = 18.0%
CAGR* = 23.5%
*CAGR = 5 years 2001-2006

Performance Measures
3/31/2006
Peers** LTM
6/30/2006
4Q2006
3/31/2006
3Q2006
12/31/2005
2Q2006
9/30/2005
1Q2006
6/30/2005
4Q2005
60.3% 56.3% 58.2% 58.5% 57.0% 59.3% Core Efficiency*
13.24% 12.66% 14.22% 13.77% 14.46% 14.63% Core ROTE
10.99% 9.22% 10.30% 9.86% 10.23% 10.18% Core ROE
1.02% .88% .98% .93% .96% .96% Core ROA

*Excludes CDI Amortization
**Peers: Publicly Traded Banks & Thrifts with Assets between $1.0 - $5.0 Billion located in IL, IN, MI, OH & PA

Core ROA and Core ROE :  2001-2006

Core ROA
Core ROE
*Peers: Publicly Traded Banks & Thrifts with Assets between $1.0 - $5.0 Billion located in IL, IN, MI, OH & PA. Values for LTM as of 3/31/2006
0.47%
0.99%
1.08%
0.83%
0.89%
0.94%
1.02%
2001 2002 2003 2004 2005 2006 Peers*
3.70%
8.54%
9.23%
7.46%
9.36%
9.89%
10.99%
2001 2002 2003 2004 2005 2006 Peers*

•
Expand into higher-growth markets
•
Build infrastructure for excellence
•
Enhance balance sheet for greater profitability
•
Diversify revenue opportunities
•
Maintain excellent asset quality
•
Execute above peer median financial results
•
Deliver outstanding results to shareholders
First Place Core Strategy

Transition to a High-Performing Commercial Bank

Investment Highlights
•
Proven management team
•
Diversified balance sheet
•
Asset-sensitive to interest-rate risk
•
Positive earning trends
•
Strong asset quality
•
Strong quality of earnings
•
Diversified markets
•
Commercial loan growth
•
Core deposit growth
•
Excellent Timing

FIRST PLACE FINANCIAL CORPORATION

FPFC
S&P 500
NASDAQ
Dow Industrials
NASDAQ Bank Index
S & P Small Cap Bank
220.0%
170.0%
120.0%
70.0%
20.0%
-30.0%
-80.0%
12/21/1998
6/4/2000
9/16/2001
1/29/2003
6/12/2004
10/25/2005
3/9/2007
185%
137%
108%
41%
16%
3%

46 Total Return Comparison Returns are from 1/1/1999 to 06/30/2006

FPFC: Superior Performance*
9.64%
19.67%
16.73%
11.95%
15.56%
5.55%
6.49%
4.66%
9.82%
11.20%
Core EPS
Growth 3 Year
Revenue Growth
3 Year
Annualized Total
Return 1 Year
Annualized Total
Return 3 Year
Annualized Total
Return 5 Year
FPFC Peers

Peers: Publicly Traded Banks & Thrifts with Assets between $1.0 - $5.0 Billion located in IL, IN, MI, OH & PA
Core EPS and Revenue Growth are for 3 years ended 3/31/06 and Return values are for 1,3 & 5 years ending 6/30/06

FPFC: An Attractive Investment Opportunity*

*Peers: Publicly Traded Banks & Thrifts with Assets between $1.0 - $5.0 Billion located in IL, IN, MI, OH & PA ratios and multiples  as of 6/30/06
%
%
12.70 X
13.90 X
11.50
14.10 X
15.40 X
14.1
Price to Forward 12 months
Core EPS
Price to LTM Core EPS Core Deposit Premium
FPFC
195%
129%
212%
158%
Price to Tangible Book Price to Book
Peers

The Bank That Means The Bank That Means Business Business